Exhibit 10.10

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(for completion by non-United States residents)

MYECHECK, INC.

THIS AGREEMENT MADE EFFECTIVE as of the ___ day of March, 2008 (the "Effective Date").

BETWEEN:

MYECHECK, INC., a private Delaware corporation with offices at Suite 5, 1190 Suncast Lane, El Dorado Hills, CA 95762;

(the “Company”)

AND:

THE PURCHASER NAMED AND SIGNING

AS PURCHASER ON SCHEDULE “A” HERETO.

(the “Purchaser”)

WHEREAS:

A. The Purchaser wishes to and hereby subscribes for and agrees to purchase the 2,000,000 units (the “Securities”) of the Company (based on its capitalization following effectiveness of the merger contemplated by the Merger Agreement, as defined below), each Security consisting of one common share in the capital of the Company and one full share purchase warrant (the “Warrant”), for aggregate proceeds of USD $1,000,000 (the “Funds”), all on the terms and subject to the conditions set forth in this Agreement, as defined herein. Each Warrant entitles the Subscriber to purchase one additional common share (the “Warrant Share”) in the capital of the Company for a period of two years from the issuance of the Securities, at a price of USD $2.00 ;

B. The Company desires to accept the Purchaser’s subscription for the Securities;

C. The Company intends to enter into that certain merger agreement, as amended and restated, with Sekoya Holdings, Ltd., a Nevada Corporation (the “Merger Agreement”);

D. It is the intention of the parties to this Agreement that the Securities shall not be issued or exercisable until after the effectiveness of the merger contemplated by the Merger Agreement;

E. It is the intention of the parties to this Agreement that this subscription will be made pursuant to appropriate exemptions (the "Exemptions") from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (collectively the “Securities Rules”) of all jurisdictions applicable to this subscription; and

F. This investment involves risk and the parties hereto acknowledge that the Purchaser may be restricted from selling the Securities at any time in the future, except as otherwise provided herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained (the “Agreement”), the receipt of which is hereby acknowledged, the parties covenant and agree with each other as follows:

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1. Subscription. The Purchaser hereby irrevocably subscribes for and agrees to purchase 2,000,000 units (the “Securities”) of the Company, each Security consisting of one common share in the capital of the Company and one full share purchase warrant (the “Warrant”), for aggregate proceeds of USD $1,000,000 (the “Funds”), all on the terms and subject to the conditions set forth in this Agreement, and as further set out on Schedule “A” hereto. Each Warrant entitles the Subscriber to purchase one additional common share (the “Warrant Share”) in the capital of the Company for a period of two years from the issuance of the Securities, at a price of USD $2.00 , as further set out on Schedule “B” hereto . Together with this Agreement, the Purchaser is delivering to the Company the full amount of the purchase price for the Securities in respect of which it is subscribing. The offering of Securities by the Company to the Purchaser (the “Offering”) is being conducted in reliance upon the exemption from registration requirements of the Securities Act of 1933 (the “Act”) set forth in Regulation S promulgated under the Act. The amounts paid by Purchaser hereunder shall be a non-interest bearing subscription advanced by Purchaser for which the Company’s only obligation is to issue the Securities.

A. The Securities shall not be issued, and the Warrants shall not be exercisable, until after the effectiveness of the merger contemplated by the Merger Agreement. The number of Securities issuable hereunder shall be calculable in accordance with the post-merger capitalization of the Company.

2. Representations and Warranties of the Purchaser. In order to induce the Company to enter into this Agreement, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

A. The Purchaser is purchasing the Securities for the Purchaser’s own account (not as a nominee or agent) for investment purposes and not with a view towards resale or distribution of any part thereof. The Purchaser has no present arrangement or intention to sell or distribute the Securities, or to grant participation in the Securities. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Securities sold hereby;

B. The Purchaser acknowledges and agrees that the United States Securities & Exchange Commission has not reviewed the Offering and that the Securities have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons unless the Securities are registered under the Act, sold in accordance with the provisions of Regulation S of the Act or pursuant to an available exemption from registration. The certificate representing the Securities or any shares issued upon exercise of the Warrants will bear the following legend and the Purchaser agrees to abide by the terms thereof:

The Securities (and any shares issuable upon exercise of warrants) represented hereby have not been registered under the Securities Act of 1933 (the “Act”), and have been issued in reliance upon an exemption from the registration requirements of the Act provided by Regulation S promulgated under the Act. Such Securities (and any shares issuable upon exercise of warrants) may not be re-offered for sale or resold or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration under the Act, or pursuant to an available exemption from registration under the Act. Hedging transactions involving the Securities (and any shares issuable upon exercise of warrants) may not be conducted unless in compliance with the Act.

C. The Purchaser has had the opportunity to ask and receive answers to any and all questions the Purchaser has had with respect to the Company, its business plan, management, current financial condition and the Offering. The Purchaser acknowledges that the Company will likely require additional capital to complete its business plan and that there is no assurance that the Company can obtain additional capital or successfully complete its business objectives

D. The Purchaser is an accredited investor and has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Securities and acknowledges that an investment in the Securities entails a number of very significant risks and the Purchaser is able to withstand the total loss of its investment. The Purchaser acknowledges that the Company has recommended that each Purchaser obtain independent legal and financial advice prior to subscribing, including but not limited to advice as to the legality of any resale of the Securities, as well as the suitability of the investment for the Purchaser;

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E. Except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in this Agreement and the result of independent investigation by the Purchaser;

F. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities;

G. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms;

H. The Purchaser is not purchasing the Securities as a result of any advertisement of the Offering or any other advertising conducted by or on behalf of the Company;

I. This subscription for the Securities has not been induced by any representations or warranties by any person whatsoever with regard to the future value of the Company's securities;

J. The Purchaser is not a “U.S. Person” as defined by Regulation S of the Act and is not acquiring the Securities for the account or benefit of a U.S. Person. A “U. S. Person” is defined by Regulation S of the Act to be any person who is:

(i)	any natural person resident in the United States;

(ii)	any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	any estate of which any executor or administrator is a U.S. person;

(iv)	any trust of which any trustee is a U.S. person;

(v)	any agency or branch of a foreign entity located in the United States;

(vi)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) a resident of the United States; and

(vii)	any partnership or corporation if:

1. organized or incorporated under the laws of any foreign jurisdiction; and

2. formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501 (a) of the Act] who are not natural persons, estates or trusts.

K. The Purchaser agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Act; and

L. The Purchaser agrees to execute an agreement imposing restrictions on transfer of the Securities in the form the Company requires.

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3. Representations of the Company. The Company represents and warrants to the Purchaser that:

A. The Company is duly incorporated under the laws of the State of Delaware and is in good standing in accordance with all applicable federal and state laws;

B. The execution, delivery and performance of this Agreement by the Company and the performance of its obligations hereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provisions of (i) the Company’s Articles of Incorporation or By-laws, (ii) any indenture, mortgage, deed of trust, agreement or any instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation, or (iv) any judgment, decree or order of any court or government body having jurisdiction over the Company or any of its property;

C. The execution, delivery and performance of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement are within the Company’s corporate powers and have been duly authorized by all necessary corporate and stockholder action on behalf of the Company;

D. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially or adversely affect the properties or assets thereof;

E. The Company is not in default in the performance or observance of any material obligation agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of a lien or charge on any assets or properties of the Company under any material deed of trust or other material agreement or instrument to which the Company is party or by which it is bound or any statute or the Articles of Incorporation or By-laws of the Company, or any decree, judgment, order, ruling or regulation of any court or government agency or body having jurisdiction over the Company or its properties;

F. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on the earnings, business affairs, business prospects, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

4. Registration of Securities and Conversion. If the Company files a registration statement with the SEC in the United States in respect of securities of the same type and class as those held by or to be issued to the Purchaser at the time of such filing, the Company will to the fullest extent permitted by applicable securities laws, include the registration of the Securities held by and to be issued to the Purchaser under such securities registration. Further, should the Company enter into a definitive agreement with a publicly traded company other than Sekoya Holdings, Ltd. (“Pubco”), the Securities held by or to be issued to the Purchaser under this Agreement shall be converted on a one toone basis for the securities of the same type and class as those held by or to be issued to the Purchaser, in capital of Pubco, irrespective of any other exchange ratio set out in that definitive agreement.

5. Non-Binding Until Accepted. The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company’s execution of this Agreement where indicated. .

6. Non-Assignability. Neither this Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser, with the exception of the transferability of the Warrants, subject to certain securities restrictions, as further set out on Schedule “B.” Moreover, the Company shall refuse to register any transfer of the common stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

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7. Modification/Entire Agreement.  This Agreement: (i) may only be modified by a written amendment executed by the Purchaser and the Company: (ii) sets forth the entire agreement and understanding between the Purchaser and the Company with respect to the subject matter hereof; and (iii) shall enure to the heirs, legal representatives, successors and permitted assigns or each party hereto.

8. Governing Law.  This Agreement will be construed and enforced in accordance with and governed by the laws of the State of
Delaware.

9. Notices.  All Notices or other communication hereunder shall be in writing and shall be deemed to have been duly given if delivered personally (including courier service) or mailed by certified or registered mail, return receipt requested, postage prepaid.

10. Time.  For the purposes of this Agreement, time is of the essence.

11. Delivery.  The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may, either before or after the execution of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

11. Minor Omissions.  The Purchaser hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Purchaser and delivered to the Company with respect to this subscription.

13. Counterpart Execution.  This Agreement may be signed by the parties in counterpart and by fax.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.

SIGNED, SEALED AND DELIVERED BY:

MYECHECK, INC.

Per:

__________________________
Authorized Signatory

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SCHEDULE “A”

TO BE COMPLETED BY THE PURCHASER:

A.	Subscription Amount.

Subscription:	2,000,000 UNITS
Subscription Price Per Unit:	USD$0.50
Subscription Funds:	USD$1,000,000

B.	Name and Address. The name and address (to establish the Purchaser's jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the Purchaser is as follows:

Anshan Finance Ltd.
Name

Jasmine Court
Street Address

35A Regent Street

Belize City, Belize
City, State, Country, Zip Code

C.	Registration Instructions. The name and address of the person in whose name the Purchaser's securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph B above, then insert "see B above"):

“See B above”
Name

Street Address

City, State, Country, Zip Code

D.	Delivery Instructions. The name and address of the person to whom the certificates representing the Purchaser's securities referred to in paragraph B above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph B or C above, then insert "see B above" or "see C above", as the case may be):

St. Peter Law
Name

St Peterstrausse 1
Street Address

CH - 8022 Zurich

Switzerland
City, State, Country, Zip Code

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E.	The Purchaser further acknowledges and agrees that:

(a)	purchasing, holding and disposing of the Securities may have tax consequences under the laws of both the Purchaser’s country and the United States, and the Purchaser is solely responsible for determining the tax consequences applicable to Purchaser’s particular circumstances and Purchaser should consult Purchaser’s tax advisors concerning investment in the Securities; and

(b)	the Securities (and any underlying securities which those securities are convertible into) are "restricted securities" within the meaning of the U.S. Securities Act (and applicable state securities laws) and may not be sold or transferred unless they are subsequently registered under the U.S. Securities Act or any exemption from such registration is available and the certificates representing the securities will bear a legend to reflect these restrictions.

TO BE COMPLETED AND SIGNED BY THE PURCHASER:

SIGNED, SEALED AND DELIVERED BY:

__________________________________________________
Name of the "Purchaser" - use the name inserted in
paragraph B above.

Per:

_________________________________

PURCHASER

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SCHEDULE “B”

2,000,000 Common Shares	Void after
Without Par Value	, 2010.

SHARE PURCHASE WARRANT

MYECHECK, INC.

(the "Company")

This is to certify that, for value received, Anshan Finance Ltd. (the "Warrant Holder") of Jasmine Court, 35A Regent Street, Belize City, Belizehas the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, 2,000,000 common shares without par value (the "Shares") in the capital of the Company based on its capitalization following effectiveness of the merger contemplated by the Merger Agreement, as defined in that certain subscription agreement between the Company and Warrant Holder (the “Subscription Agreement”). The Shares may be purchased at a price of USD $2.00 (the "Exercise Price") per Share after the effectiveness of the merger contemplated by the Merger Agreement and up to 5:00 p.m. local time in Vancouver, B.C. on , 2010. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the Exercise Price within the times set forth above by:

(a)	completing and executing the form (the "Subscription Form") attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

(b)	surrendering this Warrant Certificate, together with the complete Subscription Form, to [Full Name of Transfer Agent] (the "Transfer Agent") at [Address]; and

(c)	paying the appropriate Exercise Price, in United States funds, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a United States or International Chartered Bank) or money order payable to the Company at its address of record.

Upon surrender and payment, the Company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of the Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this Warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.

After the Effective Date, as defined in the Subscription Agreement, and after giving effect to the merger contemplated by the Merger Agreement, in the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

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After the Effective Date and after giving effect to the merger contemplated by the Merger Agreement, in the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

After the Effective Date and after giving effect to the merger contemplated by the Merger Agreement, in the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this Warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time after the Effective Date and after giving effect to the merger contemplated by the Merger Agreement, while this, or any replacement, Warrant is outstanding:

(a)	the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

(b)	the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c)	the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d)	there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give to the Warrant Holder at least seven days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in , California on [Date] and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are not transferable unless the transfer is made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration. This Warrant Certificate and any Shares issued upon exercise of this Warrant will bear the following legend:

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The Securities (and any shares issuable upon exercise of warrants) represented hereby have not been registered under the Securities Act of 1933 (the “Act”), and have been issued in reliance upon an exemption from the registration requirements of the Act provided by Regulation S promulgated under the Act. Such Securities (and any shares issuable upon exercise of warrants) may not be re-offered for sale or resold or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration under the Act, or pursuant to an available exemption from registration under the Act. Hedging transactions involving the Securities (and any shares issuable upon exercise of warrants) may not be conducted unless in compliance with the Act.

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this Warrant Certificate to be signed by any one of the directors of the Company as of the day of , 2008.

MYECHECK, INC.

Per:

_________________________
ED STARRS

President/CEO, Director

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SUBSCRIPTION FORM

To: MYECHECK, INC. (the "Company")

And to: The Directors Thereof.

Pursuant to the Share Purchase Warrant made the day of , 2008 the undersigned hereby subscribes for and agrees to take up _______________ common shares without par value (the "Shares") in the capital of the Company, at a price of $ 2.00 (USD) per Share for the aggregate sum of $_______________ (the "Subscription Funds"), and encloses herewith a certified cheque, bank draft or money order payable to the Company in full payment of the Shares.

The undersigned (the "Subscriber") hereby requests that upon receipt of the Subscription Funds by the Company:

(a)	the Shares be allotted to the person set out under the registration directions shown below;

(b)	the name and address of the person set out under the registration directions shown below be entered in the registers of members and allotments of the Company;

(c)	the Shares be issued to the person set out under the registration directions shown as fully paid and non-assessable common shares of the Company; and

(d)	a share certificate representing the Shares be registered in accordance with the registration directions shown below. Dated this _______ day of ______________, 200__.

DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on the share certificate representing the Shares and in the register of members.)

Full Name :_______________________________________________________________________

Full Address:_____________________________________________________________________

Signature of Subscriber:_____________________________________________________________

If the name above differs from the name of the Subscriber, then please complete the following guarantee:	Signature of Subscriber guaranteed by: _______________________________ Authorized Signature Number

NOTE: The signature to this Subscription Form must correspond with the name as recorded on the Warrant Certificate accompanying this Subscription Form in every particular without alteration or enlargement or any change whatever. If not, the signature of the person executing this power must be guaranteed by a Bank or Trust Company or by a Member of a Professional Bar or Law Association or other entity acceptable to the Company’s Transfer Agent.

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